Exhibit 10.1

[EXECUTION]
AMENDMENT NO. 2 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 12, 2018, by and among TravelCenters of America LLC, a Delaware limited liability company (“Parent”), TA Operating LLC, a Delaware limited liability company (“TA Operating”, and together with Parent, each individually, a “Borrower” and collectively, “Borrowers”), TravelCenters of America Holding Company LLC, a Delaware limited liability company (“Holding”), Petro Franchise Systems LLC, a Delaware limited liability company (“Petro Franchise”), TA Franchise Systems LLC, a Delaware limited liability company (“TA Franchise”), TA Operating Nevada LLC, a Nevada limited liability company (“TA Nevada”), QSL Franchise Systems LLC, a Maryland limited liability company (“QSL Franchise”), QSL Operating LLC, a Maryland limited liability company (“QSL Operating”), QSL RE LLC, a Maryland limited liability company (“QSL RE”), TA Operating Montana LLC, a Delaware limited liability company (“TA Montana”), and together with Holding, Petro Franchise, TA Franchise, TA Nevada, QSL Franchise, QSL Operating and QSL RE, each individually, a “Guarantor” and collectively, “Guarantors”), the parties hereto as lenders (each individually, a “Lender” and collectively, “Lenders”) and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and have provided and may provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated October 25, 2011, by and among Agent, Lenders party thereto, Borrowers and Guarantors party thereto, as amended or supplemented by the Joinder Agreement, dated February 26, 2014, the Joinder Agreement, dated February 27, 2014, the Joinder Agreement dated June 24, 2016 and Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of December 9, 2014 (as the same has been further amended, modified or supplemented prior to the date hereof, the “Loan Agreement”), and the other Financing Agreements (as defined in the Loan Agreement);
WHEREAS, on June 5, 2015, TA Leasing LLC merged with and into TA Operating with TA Operating being the surviving entity in such merger;
WHEREAS, on June 24, 2016, QSL Franchise, QSL Operating and QSL RE became Guarantor parties to the Loan Agreement pursuant to the Joinder Agreement, dated June 24, 2016, by and among Borrowers, Guarantors and Agent;
WHEREAS, on March 22, 2017, TA Operating Texas LLC merged with and into TA Operating with TA Operating being the surviving entity in such merger;

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WHEREAS; Borrowers have requested that Agent and Lenders agree to amend the Loan Agreement to permit the sale of certain assets of TA Operating, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and
WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments;
NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:
1. Interpretation. For purposes of this Amendment, unless otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.
2. Additional Definitions. Section 1 of the Loan Agreement is hereby amended by inserting the following definitions in correct alphabetical sequence:
“Amendment No. 2” shall mean Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of October 12, 2018, by and among Agent, certain Lenders party thereto, Borrowers and Guarantors, as the same now exists or may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced.
“Amendment No. 2 Effective Date” is the date on which the conditions precedent to the effectiveness of Amendment No. 2 shall have been satisfied.
“C-Store Purchase Agreement” shall mean the Asset Purchase Agreement, dated as of September 1, 2018, by and among TA Operating, Parent, EG Retail (America), LLC and EG Group Limited, as amended, supplemented or otherwise modified in accordance with Section 9.7(b)(xiv) hereof.
“C-Store Purchased Assets” shall mean the “Assets” as defined in, and sold pursuant to the C-Store Purchase Agreement.
3. Amendment to Section 9.7. Section 9.7(b) of the Loan Agreement is hereby amended by (a) deleting the word “and” appearing at the end of Section 9.7(b)(xii), (b) by adding the word “and” to the end of Section 9.7(b)(xiii), and (c) adding the following new clause at the end of Section 9.7(b):
“(xiv) the sale of the C-Store Purchased Assets in accordance in all material respects with the terms of the C-Store Purchase Agreement without any amendment or waiver thereto that is materially adverse to the Agent or Lenders in their respective capacities as such; provided, that, (A) as of the date of such sale and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (B) as of the date of such sale and after giving effect thereto, Excess Availability shall not be less than the greater of (1) $40,000,000 or (2) the amount equal to 20% of the Maximum Credit, (C) such sale shall be consummated no later than March 31, 2019, and (D) Agent shall have received a Borrowing Base Certificate, prepared on a pro forma basis as of

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the date of the Borrowing Base Certificate most recently delivered to the Agent to reflect that no C-Stores Purchased Assets are included in the Borrowing Base as of such date of delivery.”
4.Representations and Warranties. Each Borrower and Guarantor represents and warrants to and in favor of Agent and each Lender as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy of each, together with the representations and warranties in the other Financing Agreements, being a condition of the effectiveness of this Amendment:
(a)    Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby, nor compliance with the provisions hereof (i) has resulted in or shall result in the creation or imposition of any Lien upon any of the Collateral, except in favor of Agent, (ii) has resulted in or shall result in the incurrence, creation or assumption of any Indebtedness of any Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement, (iii) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental Authority in any material respect, (iv) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or (v) violates or shall violate any provision of the certificate of formation, operating agreement or other organizational documents of any Borrower or Guarantor.
(b)    This Amendment has been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which are party hereto and is in full force and effect as of the date hereof, as the case may be, and the obligations of Borrowers or Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law limiting creditors’ rights generally and by general equitable principles.
(c)    All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified by materiality in the text thereof).
(d)    No action of, or filing with, or consent of any Governmental Authority, and no material approval or consent of any other party, is required to authorize, or is otherwise, required in connection with, the execution, delivery and performance of this Amendment, except for any actions or filings already made or taken and approvals or consents previously obtained.
(e)    Borrowers have delivered, or caused to be delivered, to Agent true and complete copies of the C-Store Purchase Agreement (together with all exhibits and schedules

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thereto), as amended, supplemented or otherwise modified through the Amendment No. 2 Effective Date.
(f)    As of the date hereof, no Default or Event of Default exists or has occurred and is continuing.
5.Conditions Precedent. This Amendment shall not be effective until each of the following conditions precedent is satisfied:
(a)    Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders; and
(b)    no Default or Event of Default shall exist or have occurred and be continuing.
6.Effective of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date of this Amendment. The applicable provisions of this Amendment and the Loan Agreement shall be read and interpreted as one agreement, To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control. Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
7.Further Assurances: Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.
8.Governing Law. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
9.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

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10.Counterparts. This Amendment may be executed in one or more counterparts each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier (or other electronic transmission of a manually executed counterpart) with the same force and effect as if it were a manually executed and delivered counterpart. Any party delivering an executed counterpart of this Amendment by telecopier (or other electronic transmission of a manually executed counterpart) shall also deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment as to such party or any other party.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

BORROWERS

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

TA OPERATING LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

GUARANTORS

TRAVELCENTERS OF AMERICA
HOLDING COMPANY LLC
By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

PETRO FRANCHISE SYSTEMS LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

TA FRANCHISE SYSTEMS LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

TA OPERATING NEVADA LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

TA OPERATING MONTANA LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

QSL OPERATING LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

QSL RE LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

QSL FRANCHISE SYSTEMS LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	CEO

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

AGENT

WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and a Lender

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

LENDERS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Byrne
Name:	Michael Byrne
Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

LENDERS

USB AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

LENDERS

CITIBANK, NA

By:	/s/ Allister Chan
Name:	Allister Chan
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

LENDERS

THE HUNTINGTON NATIONAL BANK

By:	/s/ Lynsey M. Sausaman
Name:	Lynsey M. Sausaman
Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]

LENDERS

CITY NATIONAL BANK

By:	/s/ Lauren Bourke
Name:	Lauren Bourke
Title:	Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Loan Security Agreement]